SEMI-ANNUAL REPORT


SEPTEMBER 30, 1999


DAVIS INTERMEDIATE
INVESTMENT GRADE
BOND FUND














[DAVIS FUNDS LOGO]

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Shareholder,

A NEW PORTFOLIO MANAGER FOR THE FUND
Effective August 1, 1999, Creston A. King, Chartered Financial Analyst, has been named the portfolio manager of the Davis Intermediate Investment Grade Bond Fund. Prior to joining Davis Selected Advisers on June 30, 1999, he was a portfolio manager for another mutual fund company where he received high marks for managing their bond and money market funds.(1)

Carolyn Spolidoro, the previous portfolio manager, has retired. We would like to express our appreciation to her for effectively serving our shareholders since she joined Davis Selected Advisers in 1985.

PERFORMANCE REVIEW
The Davis Intermediate Investment Grade Bond Fund performed in line with its benchmark for the six months ended September 30, 1999. The Fund's Class A shares declined .70% (based on net asset value) versus an average decline of .61% for the 284 funds included in Lipper Analytical Services' intermediate investment-grade debt category.(2) For the latest one-year period, the Fund declined 5.59% (based on net asset value) compared to a decline of 1.02% for the 267 intermediate, investment-grade bond funds tracked by Lipper.(3)

The Fund's improved six-month results reflect the ongoing repositioning that began in October 1998 when the Fund's focus was shifted from investing primarily in high-yield, lower quality securities to intermediate-term, investment-grade issues. Investment-grade bonds are those rated in one of the four highest credit-quality categories by nationally recognized rating organizations or which we believe to be of comparable credit quality.

The Davis Intermediate Investment Grade Bond Fund purchased A-rated bonds issued by Household Finance (a subsidiary of Household International) with a 6% interest rate coupon and a 2004 maturity date and A-rated bonds issued by Philip Morris with a 6 3/8% coupon and a 2006 maturity. Both issues are noncallable, meaning they cannot be redeemed by the issuer before maturity.(4)

In addition to the bonds of Household Finance, the Fund holds large positions in bonds issued by securities firms, banks and insurance carriers, such as PaineWebber, Lehman Brothers, BankBoston and Liberty Financial.

BENEFITING FROM THE FLIGHT TO QUALITY
This year could turn out to be one of the worst years ever for the bond market mainly due to rising interest rates, and most types of bonds and bond funds have generated negative returns. In this environment, fixed-income investors have generally looked for safety first and yield second. As a result, securities with higher credit ratings have outperformed securities with lower credit ratings.

The Fund benefited from this flight to quality because we were raising the portfolio's overall credit quality during this period in line with the Fund's new focus on investment-grade securities. Currently, the portfolio's average credit quality is A compared with an average credit quality of BBB a year ago.

Given the uncertain market climate, we have also decreased the overall maturity of the portfolio. Bonds with shorter maturities tend to move less in price than longer term bonds when interest rates change. Currently, the portfolio's average weighted length, taking into account call features and sinking fund provisions that could shorten the life of bonds we hold, is 6.44 years.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

By concentrating on higher quality names and shorter maturities, our objective is to limit risk in the event of further interest rate increases this year or global financial market difficulties associated with year 2000 (Y2K) computer disruptions.

FOCUSED ON RISK-ADJUSTED RETURNS
At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term results. Rather than simply buying the highest yielding securities that are still investment grade, we search for bonds that offer the potential for credit quality improvement and thus provide greater value--that is, higher yields relative to credit quality. We also look for issues in which we can purchase larger positions in order to improve liquidity even under adverse market conditions. Our objective always is to help our shareholders build and preserve wealth through strategies designed to minimize volatility and optimize long-term, risk-adjusted returns.(5)




Sincerely,

/s/ Shelby M.C. Davis                       /s/ Creston A. King
------------------------                    ---------------------
Shelby M.C. Davis                           Creston A. King
Chief Investment Officer                    Portfolio Manager


November 12, 1999


----------
This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Intermediate Investment Grade Bond Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 The fact that the portfolio manager was successful managing other mutual funds is not a guarantee that he can achieve similar results with the Davis Funds. Past performance is not a guarantee of future results.

2 Lipper Analytical Services rankings are based on total returns but do not consider sales charges.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

================================================================================

3 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Intermediate Investment Grade Bond Fund's Class A shares for periods ending September 30, 1999. Returns for other classes of shares will vary from the following returns:

*   (Without a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------------------
FUND NAME                            1 YEAR      5 YEAR       10 YEAR      INCEPTION
---------                            ------      ------       -------      ---------
--------------------------------------------------------------------------------------------
Davis Intermediate Investment        (5.59)%     3.71%        5.17%        7.64% - 05/29/80
Grade Bond Fund A
--------------------------------------------------------------------------------------------


*  (With a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------------------
FUND NAME                            1 YEAR      5 YEAR       10 YEAR      INCEPTION
---------                            ------      ------       -------      ---------
--------------------------------------------------------------------------------------------
Davis Intermediate Investment        (9.98)%     2.69%        4.67%        7.37% - 05/29/80
Grade Bond Fund A
--------------------------------------------------------------------------------------------


4 The Fund's portfolio securities as of September 30, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

5  There can be not guarantee that the Fund will achieve its goals.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - (79.25%)

               AGRICULTURAL PRODUCTION LIVESTOCK - (0.96%)
$   500,000    Iowa Select Farms, L.P., Sr. Sub. Notes, 10.75%, 12/01/05 (b)..  $  392,500
                                                                                ----------
               AMUSEMENT AND RECREATION SERVICES - (0.55%)
     58,000    Discovery Zone Inc., Units, 13.50%, 05/01/02 ++ (c)............       6,090
    150,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease
                 Rev. Bds. (Arcade Ltd. Partnership Prj.) Series '92, 8.50%,
                 08/01/02.....................................................     153,849
     50,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease
                 Rev. Bds. (Arcade Ltd. Partnership Prj.) Series '92, 9.50%,
                 08/01/14 ....................................................      52,946
    984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%,
                 03/01/02++ (c) ..............................................      14,769
                                                                                ----------
                                                                                   227,654
                                                                                ----------
               AUTO REPAIR, SERVICES AND PARKING - (4.64%)
  2,000,000    Ryder System Inc., Notes, Series P, 6.60%, 11/15/05............   1,901,078
                                                                                ----------
               BUSINESS SERVICES - (1.16%)
    750,000    Nationwide Credit, Inc., Sr. Notes, 10.25%, 01/15/08...........     453,750
    670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A,
                 18.375%, 04/01/96++ (c)......................................      20,121
                                                                                ----------
                                                                                   473,871
                                                                                ----------
               COMMUNICATION - (3.14%)
    250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06.......     263,750
    500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                 12.50%, 07/01/05.............................................     542,500
    500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07......     478,750
                                                                                ----------
                                                                                 1,285,000
                                                                                ----------
               CONSUMER LOANS - (2.35%)
  1,000,000    Household Finance Corp., Notes, 6.00%, 05/01/04................     961,996
                                                                                ----------
               DEPOSITORY INSTITUTIONS - (4.79%)
  2,000,000    BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07..................   1,963,390
                                                                                ----------
               ELECTRIC, GAS, AND SANITARY SERVICES - (7.45%)
     35,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds.,
                 '90 Series, 10.50%, 07/01/00.................................      35,351
    500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%,
                 07/23/06 ....................................................     597,811
    496,011    Panda Funding, Series A-1, 11.625%, 08/20/12...................     498,491
  2,000,000    Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05 (b)..   1,919,340
                                                                                ----------
                                                                                 3,050,993
                                                                                ----------
               ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - (0.06%)
    558,273    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02++ (c).......      23,447
                                                                                ----------
               EXECUTIVE, LEGISLATIVE AND GENERAL - (6.66%) 670,000 Adams
                 Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                 11/01/96+....................................................       5,025
  1,000,000    Camden Cnty., GA, JT Dev. Auth., Taxable Rev. Bds.,  7.10%,
                 12/01/12 ....................................................     979,810
    620,000    Harrisburg, PA, G.O. Capital Appreciation Bds., Zero Cpn.,
                 04/01/13 (e) ................................................     232,419

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                    VALUE
 PRINCIPAL                                                                         (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
               EXECUTIVE, LEGISLATIVE AND GENERAL - CONTINUED
$   640,000    Los Angeles County, CA, Pension Obligation, Capital
                 Appreciation Bds., Series C, MBIA Insured, Zero Cpn.,
                 06/30/07 (e) ................................................  $  372,698
    100,000    Louisiana St. Agriculture Fin. Auth., Series `86A, 8.80%,
                 10/01/96++ ..................................................         750
     20,000    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A,
                 Gtd. Executive Life, 8.34%, 11/01/93++.......................         150
  1,930,000    Orange County, CA, Pension Obligation, Capital Appreciation
                 Bds., Series A, Zero Cpn., 09/15/13 (e)......................     701,922
    348,320    Pulaski Cnty., AR, Pub. Fac. Brd., Taxable Rev. Bds., 7.25%,
                 01/01/11 ....................................................     345,923
    315,000    York, PA, G.O. Capital Appreciation Bds., Series A,
                 Zero Cpn., 02/01/17 (e)......................................      87,894
                                                                                ----------
                                                                                 2,726,591
                                                                                ----------
               FOOD STORES - (3.21%)
    552,000    Kroger Co., Lease Cert., 6.00%, 04/01/03.......................     543,076
  1,000,000    Southland Corp., Sub. Deb., Ser. B, 4.00%, 06/15/04............     770,000
                                                                                ----------
                                                                                 1,313,076
                                                                                ----------
               HEALTH SERVICES - (1.33%)
    213,000    Illinois HFA Rev. Bds., Series C, MBIA Insured, 10.30%,
                  08/15/03 ...................................................     213,515
    130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref.
                  & . Improvement Bds. (Granada) Series B, 8.80%, 05/01/17....     117,081
    215,000    Utah St. Hsg. Fin. Agy. Taxable RHA Cmnty. Services, Series B,
                 9.00%, 07/01/02..............................................     216,189
                                                                                ----------
                                                                                   546,785
                                                                                ----------
               HOTELS AND OTHER LODGING PLACES - (3.48%)
  1,448,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, Series B,
                 10.75%, 02/01/08.............................................   1,426,280
                                                                                ----------
               INDUSTRIAL MACHINERY AND EQUIPMENT - (0.05%)
  1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02++............      19,500
                                                                                ----------

               INSTRUMENTS AND RELATED PRODUCTS - (0.62%)
    250,000    Alliance Imaging, Inc., Sr. Sub. Notes, 9.625%, 12/15/05.......     254,063
                                                                                ----------
               INSURANCE CARRIERS - (8.32%)
  1,500,000    American General Finance, Sr. Notes, Series D, 7.12%, 08/24/05.   1,499,186
  2,000,000    Liberty Financial Co., Notes, 6.75%, 11/15/08..................   1,907,664
                                                                                ----------
                                                                                 3,406,850
                                                                                ----------
               MULTI-FAMILY FAMILY MORTGAGE - (0.01%)
    195,000    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program,
                 Securitized Multi-Fam. Hsg. Rev. Bds., Series `86A, 8.88%,
                 10/15/96++ ..................................................       1,463
    100,000    Louisiana Hsg. Fin. Agy., Taxable Home Mtg., Series `86A,
                 8.61%, 08/01/96++............................................         750
                                                                                ----------
                                                                                     2,213
                                                                                ----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
               NONDEPOSITORY INSTITUTIONS - (3.65%)
$ 1,500,000    Beneficial Corp., Sr. Notes, Series H, 6.85%, 09/11/04.........  $1,495,751
                                                                                ----------
               OIL AND GAS EXTRACTION - (4.67%)
  2,000,000    Enron Corp., Notes, 6.725%, 11/17/08...........................   1,911,576
                                                                                ----------
               PAPER AND ALLIED PRODUCTS - (0.07%)
  2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes,
                 0%/14.00%, 08/01/06 (c) (d)..................................      30,000
                                                                                ----------
               PETROLEUM AND COAL PRODUCTS - (2.32%)
    250,000    Clark R & M Inc., Sr. Notes, 8.375%, 11/15/07..................     217,500
    250,000    Clark R & M Inc., Sr. Sub. Notes, 8.875%, 11/15/07.............     206,250
    500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%,
                 12/15/00 ....................................................     524,828
                                                                                ----------
                                                                                   948,578
                                                                                ----------
               PRIMARY METAL INDUSTRIES - (0.23%)
    100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.382%,
                 04/15/07 (c) ................................................      95,578
                                                                                ----------
               SECURITY AND COMMODITY BROKERS - (10.09%)
  2,000,000    Lehman Brothers Holdings, Notes, 6.625%, 02/05/06..............   1,905,554
  2,350,000    Paine Webber  Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08   2,227,281
                                                                                ----------
                                                                                 4,132,835
                                                                                ----------
               SINGLE FAMILY MORTGAGE - (3.60%)
    700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program,
                 Series G, 7.625%, 05/15/21...................................     700,672
     75,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program,
                 Series H, 7.875%, 11/15/26...................................      74,143
    675,480    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                 Securitized, Series '86A, 8.68%, 09/15/96+...................       5,066
    226,733    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1,
                 CL 2-A, 9.55%, 01/15/11......................................     230,333
    807,000    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg.
                 Rev. Bds. Series '86A, 8.60%, 09/01/96++.....................       6,053
    450,000    Texas St., Dept. Hsg. & Comm. Taxable Mtg. Rev. Ref. Bds.,
                 Jr. Lien, Ser. B, 9.50%, 03/01/16............................     458,132
                                                                                ----------
                                                                                 1,474,399
                                                                                ----------
               TOBACCO - (2.31%)
  1,000,000    Philip Morris Cos. Inc., Notes, 6.375%, 02/01/06...............     945,734
                                                                                ----------
               TOOLS - (3.53%)
  1,500,000    Black & Decker Holdings Inc., Ser. 144A, 6.55%, 07/01/07 (b)...   1,444,109
                                                                                ----------

                    TOTAL CORPORATE AND TAXABLE MUNICIPAL BONDS
                           AND NOTES - (identified cost $38,122,824).........    32,453,847
                                                                                -----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                    VALUE
  PRINCIPAL/SHARES/UNITS                                                           (NOTE 1)
  ----------------------                                                           --------

GOVERNMENT SECURITIES - (8.85%)
$ 2,000,000    Federal Home Loan Bank, 5.54%, 10/15/08........................  $1,813,180
  2,000,000    Freddie Mac,  5.54%, 10/27/08..................................   1,812,980
                                                                                ----------
                   TOTAL GOVERNMENT SECURITIES - (identified cost $4,000,045).   3,626,160
                                                                                ----------

MORTGAGE BACKED SECURITIES - (1.76%)
     28,545    First Nationwide Trust, Series `89-AR4-1, 9.50%, 09/25/19......      28,450
    160,101    Freddie Mac, CL 1567 A, 5.40%, 08/15/23........................     141,534
    293,852    Freddie Mac, REMIC, CL 1668 F, 7.5875%, 02/15/14...............     298,792
     84,905    Manufacturers Hanover Mortgage Corporation, Mtg. Pass-Through
                 Certificates, Series A, 11.50%, 04/25/15.....................      86,623
    179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                 Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%,
                 11/25/22 ....................................................     165,436
                                                                                ----------
                    TOTAL MORTGAGE BACKED SECURITIES
                           - (identified cost $684,020).......................     720,835
                                                                                ----------

PREFERRED STOCKS - (0.04%)
        788    Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A,
                 8.50%++ .....................................................      14,480
                                                                                ----------
                    TOTAL PREFERRED STOCKS - (identified cost $10,283)........      14,480
                                                                                ----------

COMMON STOCKS - (0.50%)
    135,951    Canyon Resources Corporation*                                        59,479
    260,252    Crown Packaging Enterprises Ltd.*..............................       2,603
      1,161    Nextel Communications Inc., Class A*...........................      78,767
        101    Spanish Broadcasting Systems Inc.*(c)..........................      65,650
                                                                                ----------
                    TOTAL COMMON STOCKS - (identified cost $409,687)..........     206,499
                                                                                ----------

WARRANTS - (0.03%)
        869    Empire Gas Corp., expire 07/15/04 (c) .........................         261
        500    Primus Telecommunications, expire 08/01/04 (c).................      10,000
                                                                                ----------
                    TOTAL WARRANTS - (identified cost $41)....................      10,261
                                                                                ----------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1999 (Unaudited)

================================================================================

                                                                                   VALUE
 PRINCIPAL                                                                        (NOTE 1)
 ---------                                                                        --------
SHORT TERM - (6.45%)
$ 2,640,000    State Street Corp. Repurchase Agreement, 5.22%, 10/01/99,
                 dated 09/30/99, repurchase value of $2,640,383
                 (collateralized by $2,700,000 par value
                 Federal Home Loan Bank, 5.45%, 01/28/04, market value
                 $2,723,625) - (identified cost $2,640,000)...................  $ 2,640,000
                                                                                ----------

               TOTAL INVESTMENTS (identified cost $45,866,900) - (96.88%)(a)..   39,672,082
               OTHER ASSETS LESS LIABILITIES - (3.12%)........................    1,279,506
                                                                                -----------
               NET ASSETS - (100%)............................................  $40,951,588
                                                                                ===========

----------
+    These securities are in default but have made partial payments.

++ These securities are in default and are not currently paying interest or dividends. These securities amounted to $107,573 or 0.26% of the Fund's net assets as of September 30, 1999.

*    Non-income producing security.

(a)  Aggregate cost for Federal income tax purposes is $45,866,900.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $3,755,949 or 9.17% of the Fund's net assets as of September 30, 1999.

(c) Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements.

(d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(e) As of September 30, 1999, zero coupon bonds represented $1,394,933 or 3.41% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

At September 30, 1999, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

     Unrealized appreciation ...............................   $   464,543
     Unrealized depreciation ...............................    (6,659,361)
                                                               -----------
     Net unrealized depreciation............................   $(6,194,818)
                                                               ===========

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1999 (Unaudited)

================================================================================

ASSETS:
    Investments in securities, at value (including repurchase agreements of $2,640,000) (identified cost $45,866,900) (See accompanying
        Schedule of Investments) ...........................................  $39,672,082
    Cash ...................................................................       42,553
    Receivables:
        Interest............................................................      692,551
        Capital stock sold..................................................       66,419
        Investments sold....................................................      537,000
    Prepaid expenses........................................................       54,316
                                                                              -----------
           Total assets.....................................................   41,064,921
                                                                              -----------
LIABILITIES:
    Payable for capital stock reacquired....................................       34,909
    Accrued expenses........................................................       78,424
                                                                              -----------
           Total liabilities................................................      113,333
                                                                              -----------
NET ASSETS (NOTE 7).........................................................  $40,951,588
                                                                              ===========
CLASS A SHARES
    Net assets..............................................................  $15,841,675
    Shares outstanding......................................................    4,179,684
    Net asset value and redemption price per share..........................      $  3.79
                                                                                  =======
    Maximum offering price per share (100/95.25 of $3.79)*..................      $  3.98
                                                                                  =======

CLASS B SHARES
    Net assets..............................................................  $17,346,078
    Shares outstanding......................................................    4,613,635
    Net asset value, offering and redemption price per share................      $  3.76
                                                                                  =======

CLASS C SHARES
    Net assets..............................................................  $ 3,964,743
    Shares outstanding......................................................    1,047,488
    Net asset value, offering and redemption price per share................      $  3.79
                                                                                  =======

CLASS Y SHARES
    Net assets..............................................................  $ 3,799,092
    Shares outstanding......................................................      997,315
    Net asset value, offering and redemption price per share................      $  3.81
                                                                                  =======

NET ASSETS CONSIST OF:

    Par value of shares of capital stock....................................  $   541,906
    Additional paid-in capital..............................................   65,526,209
    Net unrealized depreciation of investments..............................   (6,194,818)
    Deficit in undistributed net income ....................................      (91,682)
    Accumulated net realized loss on investments ...........................  (18,830,027)
                                                                              -----------
        Net assets..........................................................  $40,951,588
                                                                              ===========

----------
* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended September 30, 1999 (Unaudited)

================================================================================

INVESTMENT  INCOME:
    Income:

        Interest............................................................  $  1,760,455
                                                                              ------------

    Expenses:

        Management fees (Note 3)..............................       122,967
        Custodian fees.........................................       21,432
        Transfer agent fees
           Class A.............................................       20,253
           Class B.............................................       16,216
           Class C.............................................        4,639
           Class Y.............................................          673
        Audit fees.............................................        8,050
        Legal fees.............................................        5,021
        Accounting fees (Note 3)...............................        3,000
        Reports to shareholders................................       10,663
        Directors' fees and expenses...........................       13,517
        Registration and filing fees (Note 3)..................       27,657
        Miscellaneous..........................................          978
        Payments under distribution plan (Note 4):
           Class A............................................        18,533
           Class B............................................        95,664
           Class C.............................................       20,118
                                                                 -----------

               Total expenses...............................................       389,381
               Expenses paid indirectly  (Note 5) ..........................          (554)
                                                                              ------------
               Net expenses.................................................       388,827
                                                                              ------------

                  Net investment income.....................................     1,371,628
                                                                              ------------

REALIZED AND UNREALIZED LOSS ON I NVESTMENTS:

    Net realized loss from investment transactions.........................       (454,864)
    Net increase in unrealized depreciation of investments..................    (1,378,215)
                                                                              ------------
           Net realized and unrealized loss on investments..................    (1,833,079)
                                                                              ------------

           Net decrease in net assets resulting from operations.............  $   (461,451)
                                                                              ============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                SIX MONTHS
                                                                   ENDED
                                                               SEPTEMBER 30,    YEAR ENDED
OPERATIONS:                                                         1999         MARCH 31,
                                                                 (UNAUDITED)       1999
                                                               -------------    ----------
  Net investment income...................................    $  1,371,628    $  4,264,018
  Net realized loss from investment transactions..........        (454,864)     (8,546,263)
  Net increase in unrealized depreciation of investments..      (1,378,215)     (3,486,498)
                                                              ------------    ------------
           Net decrease in net assets resulting from
             operations ..................................        (461,451)     (7,768,743)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
        Class A...........................................        (612,059)     (2,252,956)
        Class B...........................................        (593,302)     (1,473,461)
        Class C...........................................        (120,551)       (249,000)
        Class Y...........................................        (137,398)       (288,601)

  Return of capital
        Class A...........................................            -           (412,926)
        Class B...........................................            -           (206,334)
        Class C...........................................            -            (19,154)
        Class Y...........................................            -            (34,481)

CAPITAL SHARE TRANSACTIONS:

  Net increase (decrease) in net assets resulting from capital share transactions (Note 7)

        Class A...........................................      (3,424,963)    (17,677,428)
        Class B...........................................      (3,339,441)      4,670,052
        Class C...........................................          77,855       2,959,671
        Class Y...........................................         134,011         385,554
                                                              ------------    ------------

  Total decrease in net assets............................      (8,477,299)    (22,367,807)

NET ASSETS:

  Beginning of year.......................................      49,428,887      71,796,694
                                                              ------------    ------------
  End of year.............................................    $ 40,951,588    $ 49,428,887
                                                              ============    ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

      Davis Intermediate Investment Grade Bond Fund, Inc. (formerly Davis High Income Fund, Inc.) (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund invests primarily in high-quality, investment-grade bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

      Portfolio securities may be valued on the basis of prices provided by an independent pricing service or broker when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At September 30, 1999, the Fund had approximately $18,375,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2000 and 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

      Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

      In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

      Purchases and sales of investment securities (excluding short term securities) during the six months ended September 30, 1999, were $3,816,330 and $11,354,447, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

      The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The management agreement provides for a fee at the annual rate of 0.55% of all average net assets.

      The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended September 30, 1999, amounted to $6,498. State Street Bank & Trust Co. is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended September 30, 1999, amounted to $3,087. State Street Bank & Trust Co. is the Fund's primary accounting provider. Fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. Such fee amounted to $3,000 for the six months ended September 30, 1999. Certain directors and officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

      Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

      During the six months ended September 30, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $8,958 from commissions earned on sales of Class A shares of the Fund of which $1,474 was retained by the Underwriter and the remaining $7,484 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

      The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months end September 30, 1999, was $18,533.

CLASS B SHARES

      Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

      The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

      For the six months ended September 30, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $72,218 and service fees of $23,446.

      Commission advances by the Distributor for the six months ended September 30, 1999, on the sale of Class B shares of the Fund amounted to $40,813, of which $35,076 was reallowed to qualified selling dealers.

      The Distributor intends to seek payment from Class B shares of the Fund in the amount of $717,849, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - CONTINUED

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the six months ended September 30, 1999 the Distributor received contingent deferred sales charges of $54,221 from redemptions of Class B shares of the Fund.

CLASS C SHARES

    Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

    During the six months ended September 30, 1999, Class C shares of the Fund made distribution payments of 20,118. During the six months ended September 30, 1999, the Distributor received $3,791 in contingent deferred sales charges from redemptions of Class C shares of the Fund.

NOTE 5 - CUSTODIAN FEES

    Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $554 during the six months ended September 30, 1999.

NOTE 6 - RESTRICTED AND ILLIQUID SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of restricted or illiquid securities is $265,916, or 0.65% of the Fund's net assets as of September 30, 1999. Information concerning restricted securities is as follows:


                                          ACQUISITION         COST         VALUATION PER UNIT
SECURITY                                     DATE           PER UNIT    AS OF SEPTEMBER 30, 1999
--------                                   ----------       --------    ------------------------
Technical Equipment Leasing Corp.,
    Jr. Sub. Deb., Series A,
    18.375%, 04/01/96                       06/15/84        $100.00               $3.00


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the six months ended September 30, 1999 (Unaudited)

================================================================================

NOTE 7 - CAPITAL STOCK

At September 30, 1999, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                    SIX MONTHS
                                                                             ENDED
                                                                       SEPTEMBER 30, 1999
                                                                           (UNAUDITED)
                                                                    ------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       205,219   $    789,046
Shares issued in reinvestment of distributions..................        80,159        307,502
                                                                   -----------   ------------
                                                                       285,378      1,096,548
Shares redeemed.................................................    (1,173,934)    (4,521,511)
                                                                   -----------   ------------

       Net decrease.............................................      (888,556)  $ (3,424,963)
                                                                   ===========   ============

                                                                           YEAR ENDED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     2,005,727   $  8,951,909
Shares issued in reinvestment of distributions..................       323,428      1,432,650
                                                                   -----------   ------------
                                                                     2,329,155     10,384,559
Shares redeemed.................................................    (6,508,378)   (28,061,987)
                                                                   -----------   ------------

       Net decrease.............................................    (4,179,223)  $(17,677,428)
                                                                   ===========   ============

CLASS B                                                                    SIX MONTHS
                                                                              ENDED
                                                                        SEPTEMBER 30, 1999
                                                                            (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       836,616   $  3,187,401
Shares issued in reinvestment of distributions..................        61,775        235,078
                                                                   -----------   ------------
                                                                       898,391      3,422,479
Shares redeemed.................................................    (1,776,086)    (6,761,920)
                                                                   -----------   ------------
       Net decrease.............................................      (877,695)  $ (3,339,441)
                                                                   ===========   ============

                                                                           YEAR EN DED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     4,921,797   $ 21,526,190
Shares issued in reinvestment of distributions..................       169,369        735,895
                                                                   -----------   ------------
                                                                     5,091,166     22,262,085
Shares redeemed.................................................    (4,172,871)   (17,592,033)
                                                                   -----------   ------------
       Net increase.............................................       918,295   $  4,670,052
                                                                   ===========   ============

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED For the six months ended September 30, 1999 (Unaudited)

================================================================================
NOTE 7 - CAPITAL STOCK - (CONTINUED)

CLASS C

                                                                            SIX MONTHS
                                                                               ENDED
                                                                        SEPTEMBER 30, 1999
                                                                           (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................       400,610   $1,536,016
Shares issued in reinvestment of distributions..................        14,340       54,839
                                                                   -----------  -----------
                                                                       414,950    1,590,855
Shares redeemed.................................................      (395,362)  (1,513,000)
                                                                   -----------  -----------
       Net increase.............................................        19,588   $   77,855
                                                                   ===========   ==========

                                                                           YEAR ENDED
                                                                         MARCH 31, 1999
                                                                    ------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................     1,508,715  $ 6,727,226
Shares issued in reinvestment of distributions..................        29,525      126,622
                                                                   -----------  -----------
                                                                     1,538,240    6,853,848
Shares redeemed.................................................      (915,471)  (3,894,177)
                                                                   -----------  -----------
       Net increase.............................................       622,769  $ 2,959,671
                                                                   ===========   ==========

CLASS Y
                                                                            SIX MONTHS
                                                                               ENDED
                                                                        SEPTEMBER 30, 1999
                                                                             (UNAUDITED)
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................            60  $       233
Shares issued in reinvestment of distributions..................        34,793      133,895
                                                                   -----------  -----------
                                                                        34,853      134,128
Shares redeemed.................................................           (30)        (117)
                                                                   -----------  -----------
       Net increase.............................................        34,823  $   134,011
                                                                   ===========   ==========

                                                                           YEAR ENDED
                                                                          MARCH 31, 1999
                                                                    -------------------------
                                                                     SHARES         AMOUNT
                                                                     ------         ------
Shares subscribed...............................................        21,392  $    92,938
Shares issued in reinvestment of distributions..................        72,773      318,206
                                                                   -----------  -----------
                                                                        94,165      411,144
Shares redeemed.................................................        (5,628)     (25,590)
                                                                   -----------  -----------
       Net increase.............................................        88,537  $   385,554
                                                                   ===========   ==========

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.



                                         SIX MONTHS
CLASS A                                     ENDED
                                        SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                            1999      -----------------------------------------
                                        (UNAUDITED)   1999       1998         1997       1996     1995
                                        -----------   ----       ----         ----       ----     ----
Net Asset Value,
  Beginning of Period.................    $ 3.95    $ 4.76      $ 4.71        $4.84     $ 4.86   $ 5.14
                                          ------    ------      ------       ------     ------   ------
Income (Loss) From Investment
Operations
  Net Investment  Income..............      0.12      0.28        0.34         0.39       0.43     0.46
  Net Realized and Unrealized Gains or
    Losses............................     (0.15)    (0.75)       0.13        (0.06)      0.03    (0.24)
                                          ------    ------      ------       ------     ------   ------
      Total From Investment Operations     (0.03)    (0.47)       0.47         0.33       0.46     0.22
                                          ------    ------      -------      -------    ------   ------

Dividends and Distributions
  Dividends from Net Investment Income     (0.13)    (0.28)      (0.34)       (0.39)     (0.43)   (0.46)
  Returns of Capital..................       -       (0.06)      (0.08)       (0.07)     (0.05)   (0.04)
                                          ------    ------      ------       ------     ------   ------
      Total Dividends and Distributions    (0.13)    (0.34)      (0.42)       (0.46)     (0.48)   (0.50)
                                          ------    ------      ------       ------     ------   ------
Net Asset Value, End of Period........    $ 3.79    $ 3.95      $ 4.76       $ 4.71     $ 4.84   $ 4.86
                                          ======    ======      ======       ======     ======   ======
Total Return (1)......................     (0.70)%  (10.41)%     10.40%        7.08%      9.93%    4.69%

Ratios/Supplemental Data
  Net Assets, End of Period (000
   omitted) ..........................    $15,842   $20,029    $44,058      $47,890    $53,816  $56,405

  Ratio of Expenses to Average Net
   Assets ............................      1.39%*     1.36%  1.40%(2)     1.48%(2)       1.51%    1.53%
  Ratio of Net Investment Income to
    Average Net Assets................      6.49%*     6.88%      7.11%        8.13%      8.92%    9.49%

  Portfolio Turnover Rate (3)...........     8.96%    87.21%     71.54%       66.10%    118.34%   98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% and 1.47% for the years ended March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS B
                                                                                                    DECEMBER 5, 1994
                                         SIX MONTHS                                                    (INCEPTION
                                            ENDED                                                       OF CLASS)
                                        SEPTEMBER 30,               YEAR ENDED MARCH 31,                 THROUGH
                                            1999        ------------------------------------------      MARCH 31,
                                         (UNAUDITED)    1999         1998        1997         1996        1995
                                         -----------    ----         ----        ----         ----        ----
Net Asset Value, Beginning of Period....  $  3.92     $  4.73     $   4.68     $  4.81      $  4.85     $  4.80
                                          -------     -------     --------     -------      -------     -------

Income (Loss) From Investment  Operations
  Net Investment Income.................     0.11        0.24         0.33        0.36         0.40        0.11
  Net Realized and Unrealized Gains or
    Losses .............................    (0.15)      (0.75)        0.10       (0.07)        -           0.05
                                          -------     -------     --------     -------      -------     -------
      Total From Investment Operations..    (0.04)      (0.51)        0.43        0.29         0.40        0.16
                                          -------     -------     --------     -------      -------     -------

Dividends and Distributions
  Dividends from Net Investment Income..    (0.12)      (0.24)       (0.33)      (0.36)       (0.40)      (0.11)
  Returns of Capital....................      -         (0.06)       (0.05)      (0.06)       (0.04)        -
                                          -------     -------     --------     -------      -------     -------
      Total Dividends and Distributions.    (0.12)      (0.30)       (0.38)      (0.42)       (0.44)      (0.11)


Net Asset Value, End of Period..........  $  3.76     $  3.92     $   4.73     $  4.68      $  4.81     $  4.85
                                          =======     =======     ========     =======      =======     =======

Total Return (1)........................    (1.11)%    (11.20)%       9.53%       6.26%        8.68%       3.39%

Ratios/Supplemental Data
  Net Assets,  End of Period (000
   omitted) ............................  $17,346     $21,522      $21,624     $10,217       $6,599      $1,900

  Ratio of Expenses to Average Net
    Assets ............................. 2.12%(2)*   2.20%(2)     2.16%(2)    2.30%(2)        2.32%       2.36%*

  Ratio of Net Investment Income to
     Average Net Assets.................     5.77%*      6.05%        6.35%       7.28%        8.11%       8.66%*
  Portfolio Turnover Rate (3)...........     8.96%      87.21%       71.54%      66.10%      118.34%      98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.11% for the six months ended September 30, 1999 and 2.19%, 2.15%, and 2.29% for the years ended March 31, 1999, March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS C

                                                                                 AUGUST 12, 1997
                                                 SIX MONTHS                        (INCEPTION
                                                    ENDED                          OF CLASS)
                                                SEPTEMBER 30,     YEAR ENDED        THROUGH
                                                    1999           MARCH 31,        MARCH 31,
                                                 (UNAUDITED)        1999             1998
                                                 -----------        ----             ----
Net Asset Value,
  Beginning of Period .......................      $ 3.94          $ 4.76          $ 4.71
                                                   ------          ------          ------

Income (Loss) From Investment Operations
  Net Investment  Income ....................        0.11            0.24            0.16
  Net Realized and Unrealized Gains or Losses       (0.14)          (0.76)           0.10
                                                   ------          ------          ------
      Total From Investment Operations ......       (0.03)          (0.52)           0.26
                                                   ------          ------          ------

Dividends and Distributions
  Dividends from Net Investment Income ......       (0.12)          (0.24)          (0.16)
  Returns of Capital ........................          --           (0.06)          (0.05)
                                                   ------          ------          ------
      Total Dividends and Distributions .....       (0.12)          (0.30)          (0.21)

Net Asset Value, End of Period ..............      $ 3.79          $ 3.94          $ 4.76
                                                   ======          ======          ======

Total Return (1) ............................       (0.83)%        (11.34)%          5.61%


Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted) ..      $3,965          $4,055          $1,928
  Ratio of Expenses to Average Net Assets ...        2.18%*          2.18%        2.09%(2)*
  Ratio of Net Investment Income to
    Average Net Assets ......................        5.70%*          6.06%           6.42%*
  Portfolio Turnover Rate (3) ...............        8.96%          87.21%          71.54%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*   Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS

================================================================================
The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                                    MARCH 20, 1997
                                              SIX MONTHS                              (INCEPTION
                                                ENDED              YEAR ENDED          OF CLASS)
                                             SEPTEMBER 30,           MARCH 31,          THROUGH
                                                 1999        ---------------------     MARCH 31,
                                             (UNAUDITED)      1999          1998          1997
                                             -----------      ----          ----          ----
Net Asset Value,
  Beginning of Period ....................     $ 3.97        $ 4.79        $ 4.72        $ 4.74
                                               ------        ------        ------        ------

Income (Loss) From Investment Operations
  Net Investment  Income .................       0.13          0.29          0.34            --
  Net  Realized  and  Unrealized
    Gains or Losses ......................      (0.15)        (0.76)         0.14         (0.02)
                                               ------        ------        ------        ------

      Total From Investment Operations ...      (0.02)        (0.47)         0.48         (0.02)
                                               ------        ------        ------        ------

Dividends and Distributions
  Dividends from Net Investment Income ...      (0.14)        (0.29)        (0.34)           --
  Returns of Capital .....................         --         (0.06)        (0.07)           --
                                               ------        ------        ------        ------
      Total Dividends and Distributions ..      (0.14)        (0.35)        (0.41)           --

Net Asset Value, End of Period ...........     $ 3.81        $ 3.97        $ 4.79        $ 4.72
                                               ======        ======        ======        ======

Total Return (1)..........................      (0.47)%      (10.16)%       10.64%        (0.42)%

Ratios/Supplemental Data
  Net Assets,  End of Period (000 omitted)     $3,799        $3,823        $4,187            $7
  Ratio of Expenses to Average Net Assets        0.99%*        1.00%       1.05%2        1.21%2*
  Ratio of Net Investment Income to
    Average Net Assets ...................       6.89%*        7.24%         7.46%         8.89%*
  Portfolio Turnover Rate (3).............       8.96%        87.21%        71.54%        66.10%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% and 1.20% for the year ended March 31, 1998 and for the period ended March 31, 1997, respectively.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

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



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


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

                          DAVIS INTERMEDIATE INVESTMENT
                              GRADE BOND FUND, INC.
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

                DIRECTORS                      OFFICERS
                Wesley E. Bass, Jr.            Jeremy H. Biggs
                Jeremy H. Biggs                  Chairman
                Marc P. Blum                   Shelby M.C. Davis
                Andrew A. Davis                  President
                Christopher C. Davis           Kenneth C. Eich
                Jerry D. Geist                   Vice President
                D. James Guzy                  Sharra L. Reed
                G. Bernard Hamilton              Vice President, Treasurer
                LeRoy E. Hoffberger              & Assistant Secretary
                Laurence W. Levine             Thomas D. Tays
                Christian R. Sonne               Vice President & Secretary
                Marsha Williams                Andrew A. Davis
                                                 Vice President
                                               Christopher C. Davis
                                                 Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

SEMI-ANNUAL REPORT


Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico 87501
1-800-279-0279



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